                                                               EXHIBIT (a)(1)(C)

                             LETTER OF TRANSMITTAL

                    To Tender Shares Of Class A Common Stock

                                       of

                               pcOrder.com, Inc.

                       Pursuant to the Offer to Purchase

                             Dated November 6, 2000

                                       by

                             Trilogy Software, Inc.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
      TIME, ON WEDNESDAY, DECEMBER 6, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    American Stock Transfer & Trust Company

        By Mail:                By Facsimile           By Hand or Overnight
 American Stock Transfer &      Transmission:                Courier:
       Trust Company           (718) 235-5001       American Stock Transfer &
     59 Maiden Lane                                       Trust Company
   New York, New York                                     59 Maiden Lane
         10038              Confirm by Telephone     New York, New York 10038
  Attn: Reorganization               to:               Attn: Reorganization
       Department              (718) 936-5100               Department


                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please fill in, if blank,
    exactly as name(s)
    appear(s) on Share                   Share Certificate(s) Enclosed
     Certificate(s))             (Attach additional signed list if necessary)
-----------------------------------------------------------------------------------
                                                          Number of Shares
                                Share Certificate          Represented by
                                  Number(s)(1)         Share Certificate(s)(1)
                            -------------------------------------------------------

                            -------------------------------------------------------

                            -------------------------------------------------------

                            -------------------------------------------------------

                            -------------------------------------------------------

                            -------------------------------------------------------

                                  Total Shares

--------------------------------------------------------------------------------
 (1) Need not be completed by stockholders delivering Shares by book-entry transfer. Unless otherwise indicated, it will be assumed that all Shares evidenced by each share certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by stockholders of pcOrder.com, Inc. if either certificates evidencing Shares (as defined below) are to be forwarded herewith or delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the book-entry transfer facility pursuant to the procedures described under "The Tender Offer--Section
3. Procedures for Tendering Shares" in the Offer to Purchase (as defined below).

   Stockholders whose certificates evidencing Shares ("Certificates") are not immediately available or who cannot deliver their Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined under "The Tender Offer--Section 1. Terms of the Offer; Expiration Date") or who cannot complete the procedure for delivery by book-entry transfer on a timely basis and who wish to tender their Shares must do so pursuant to the guaranteed delivery procedure described under "The Tender Offer--Section 3. Procedures for Tendering Shares" in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE: SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[_]CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES ARE BEING DELIVERED
   BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY:

   Name of Tendering Institution _______________________________________________

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

[_]CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED SHARES ARE BEING TENDERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE
   DEPOSITARY:

   Name(s) of Registered Holder(s) _____________________________________________

   Window Ticket Number (if any) _______________________________________________

   Date of Execution of Notice of Guaranteed Delivery __________________________

   Name of Institution that Guaranteed Delivery ________________________________

   If delivery is by book-entry transfer, check box: [_]

   Account Number ______________________________________________________________

   Transaction Code Number _____________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to Trilogy Software, Inc., a Delaware corporation ("Trilogy"), all of the outstanding shares of Class A Common Stock, par value $0.01 per share (the "Shares"), of pcOrder.com, Inc., a Delaware corporation ("pcOrder"), at a purchase price of $6.375 per Share, net to the seller in cash (such amount, or any greater amount per Share paid pursuant to the Offer, being referred to herein as the "Offer Price"), without interest thereon, upon the terms and subject to the conditions set forth in this Letter of Transmittal and in the Offer to Purchase dated November 6, 2000 (the "Offer to Purchase"), receipt of which is hereby acknowledged (which, as each may be amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that Trilogy reserves the right to transfer or assign, in whole, or from time to time in part, to one or more of its direct or indirect wholly-owned subsidiaries, all or any portion of the issued and outstanding Shares tendered pursuant to the Offer or the right to purchase all or any portion of the issued and outstanding Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Trilogy of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

   Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Trilogy all right, title and interest in, to and under all of the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after November 6, 2000, if any (collectively, "Distributions")), and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by a book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Trilogy upon receipt by the Depositary, as the undersigned's agent, of the Offer Price, (ii) present such Shares (and any and all Distributions) for transfer on the books of pcOrder, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints Lance A. Jones, T. Patrick Kelly and any other designee of Trilogy, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and re-substitution, to vote in such manner as each such attorney-in-fact and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all of the Shares (and any and all Distributions) tendered hereby that have been accepted for payment by Trilogy prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, that the undersigned is entitled to vote at any meeting of stockholders of pcOrder (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable, is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Trilogy in accordance with the other terms of the Offer. Such acceptance for payment shall, without further action, revoke all other powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent power of attorney or proxy shall be given or written consent executed (and if given or executed shall not be effective) by the undersigned with respect thereto. The undersigned understands and acknowledges that, in order for Shares to be deemed validly tendered, immediately upon Trilogy's acceptance of such Shares for payment, Trilogy or Trilogy's designees must be able to exercise full voting and other rights with respect to such Shares (and any and all Distributions), including, without limitation, voting at any meeting of pcOrder's stockholders then or thereafter scheduled.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 under the Exchange Act, and that when the same are accepted for payment by Trilogy, Trilogy will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Trilogy to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Trilogy all Distributions, if any, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, Trilogy shall be entitled to all rights and privileges as the owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution, as determined by Trilogy in its sole discretion.

   No authority herein conferred or agreed to be conferred in this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under "The Tender Offer--
Section 3. Procedures for Tendering Shares" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of any such extension or amendment). Trilogy's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Trilogy upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Trilogy may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated in the box on page 5 entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and/or return any Certificates evidencing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box on page 5 entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes on page 5 entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return all Certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and mail such check and return Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that Trilogy has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Trilogy does not purchase any of the Shares tendered hereby.

[_]CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE
   INSTRUCTION 11.

   Number of Shares represented by lost, destroyed or stolen Certificates: _____

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
   Instructions 1, 4, 5, 6 and 7)           (See Instructions 1, 4, 5, 6 and
                                                           7)
  To be completed ONLY if the
 check for the purchase price of            To be completed ONLY if the
 Shares (less the amount of any            check for purchase price of
 federal income and backup                 Shares purchased (less the amount
 withholding tax required to be            of any federal income and backup
 withheld) accepted for payment is         withholding tax required to be
 to be issued in the name of               withheld) or Certificates
 someone other than the                    evidencing Shares not tendered or
 undersigned, if Certificates              not purchased are to be mailed to
 evidencing Shares not tendered or         someone other than the
 not purchased are to be issued in         undersigned or to the undersigned
 the name of someone other than            at an address other than that
 the undersigned or if Shares              shown under "Description of
 tendered hereby and delivered by          Shares Tendered."
 book-entry transfer that are not
 purchased are to be returned by
 credit to an account maintained
 at the book-entry transfer
 facility other than the account
 indicated above.

                                           Mail:[_] Check
                                            [_] Certificate(s) to:

                                           Name: ____________________________
                                                     (Please Print)

 Issue:[_] Check                           Address: _________________________
  [_] Certificate(s) to:
                                           __________________________________
 Name: ____________________________
           (Please Print)                  __________________________________

 Address: _________________________        __________________________________
                                                   (Include Zip Code)
 __________________________________

                                           __________________________________
 __________________________________           (Taxpayer Identification Or
                                                Social Security Number)
 __________________________________

                 (Include Zip Code)         (SEE SUBSTITUTE FORM W-9 ON PAGE
                                                11. SEE INSTRUCTION 10.)
 __________________________________
    (Taxpayer Identification Or
      Social Security Number)

  (SEE SUBSTITUTE FORM W-9 ON PAGE
      11. SEE INSTRUCTION 10.)

 [_] Credit Shares delivered by book-entry transfer and not purchased to the book-entry transfer facility account.

 Account Number: ______________________________________________________________

                                   IMPORTANT

                            STOCKHOLDERS: SIGN HERE
     (Please Complete Substitute Form W-9 On Page 11. See Instruction 10.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Signature(s) of Stockholder(s)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5. For information concerning signature guarantees see Instruction 1.)

Date: __________________________________________________________________________

Name(s) ________________________________________________________________________
                                 (Please Print)

Name of Firm ___________________________________________________________________

Capacity (full title) __________________________________________________________
                              (See Instruction 5)

Address ________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number (Business) ______________________________________

Area Code and Telephone Number (Home) __________________________________________

Taxpayer Identification or Social Security Number ______________________________
           (See Substitute Form W-9 On Page 11. See Instruction 10.)

                           GUARANTEE OF SIGNATURE(S)
                    (If Required--See Instructions 1 and 5)

Authorized Signature(s) ________________________________________________________

Name ___________________________________________________________________________
                                 (Please Print)

Name of Firm ___________________________________________________________________
                                 (Please Print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number (Business) ______________________________________

Area Code and Telephone Number (Home) __________________________________________

Date: __________________________________________________________________________

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Guarantee Program or the Stock Exchange Medallion Program or is otherwise an "Eligible Guarantor Institution" (as such term is defined in Rule 17Ad-15 under the Exchange Act) (each, an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on page 5 of this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Share Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used either if Certificates representing Shares are to be forwarded herewith to the Depositary or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth under "The Tender Offer--Section 3. Procedures for Tendering Shares" in the Offer to Purchase. Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at The Depository Trust Company, the book-entry transfer facility, of Shares delivered by book-entry as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined under "The Tender Offer--Section 1. Terms of the Offer; Expiration Date" in the Offer to Purchase). If Certificates representing Shares are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Certificates representing Shares are not immediately available, who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedure on a timely basis may tender their Shares pursuant to the guaranteed delivery procedures described under "The Tender Offer--Section 3. Procedures for Tendering Shares" in the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Trilogy, must be received by the Depositary (as provided in (iii) below) prior to the Expiration Date and (iii) the Certificates evidencing all physically delivered Shares in proper form for transfer by delivery (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market System trading days after the date of execution of such Notice of Guaranteed Delivery, all as described under "The Tender Offer--Section 3. Procedures for Tendering Shares" in the Offer to Purchase.

   THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES (REPRESENTING SHARES) AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

   No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or facsimile hereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

   3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the Certificate numbers, the number of Shares evidenced by such Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

   4. Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer.) If fewer than all the Shares evidenced by any Certificate submitted to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Represented by Share Certificate(s)." In such case, new Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Certificate(s) delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on page 5, as soon as practicable after the Expiration Date. All Shares evidenced by the Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) evidencing such Shares without alternation, enlargement or any change whatsoever.

   If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required, unless payment is to be made to, or Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Certificate(s). Signatures on such Certificates and stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Trilogy of such person's authority so to act must be submitted.

   6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Trilogy will pay or cause to be paid all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), or if Certificate(s) evidencing tendered shares are registered in the name of the person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), or such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to Trilogy of the payment of such taxes or exemption therefrom is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) EVIDENCING THE SHARES TENDERED HEREBY.

   7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Certificate is to be sent and/or any Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered," the appropriate "Special Payment Instructions" and "Special Delivery Instructions" boxes on page 5 must be completed. Stockholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at a book-entry transfer facility as such stockholder may designate in the appropriate box. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the book-entry transfer facility designated herein as the account from which such Shares were delivered.

   8. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or Dealer Manager or from brokers, dealers, commercial banks or trust companies.

   9. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase and subject to the terms of the Merger Agreement, Trilogy reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

   10. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, on a Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such stockholder is not subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the "Certification" box on the Substitute Form W-9, unless such stockholder has since been notified that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and a 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write "Applied For" in the space provided for the TIN in Part 1, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Depositary will be required to withhold 31% of all payments made for surrendered shares except that if the Depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering stockholder.

   11. Lost, Destroyed or Stolen Share Certificates. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the appropriate box and indicating the number of Shares lost. The stockholder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

   12. Non-United States Holders. Non-United States holders must submit a completed IRS Form W-8 or Form W-8BEN to avoid backup withholding. IRS Form W-8 or Form W-8BEN may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS), OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

   Under United States federal income tax law, a stockholder surrendering Certificates must, unless an exemption applies, provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, the stockholder's TIN is the stockholder's social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments of cash to the stockholder (or other payee) may be subject to backup withholding of 31%.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must complete an IRS Form W-8 or Form W-8BEN, signed under penalties of perjury, attesting to such individual's exempt status. Such forms can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. A stockholder should consult his or her tax advisor as to such stockholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

   If federal backup withholding applies, the Depositary is required to withhold 31% of any payment made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose Of Substitute Form W-9

   To prevent federal backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN (or the TIN of any other payee) by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (i) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and that (ii) the stockholder is not subject to backup withholding because (a) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (b) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding.

What Number to Give the Depositary

   The stockholder is required to give the Depositary the TIN, generally the social security number or employer identification number, of the record holder of the Shares tendered hereby. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If "Applied For" is written in Part I, the Depositary will be required to withhold 31% of all payments made for surrendered Shares except that if the Depositary is provided with a TIN within 60 days, the amount of such withholding will be refunded to the tendering stockholder.

             PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

                        Part I--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
 SUBSTITUTE             CERTIFY BY SIGNING AND         Social Security Number
 Form W-9               DATING BELOW. IF AWAITING      (If awaiting TIN write
                        TIN, CHECK THE BOX IN              "Applied For")
 Department of          PART 3.                                  OR
 the Treasury                                          ----------------------
 Internal                                              Employer Identification
 Revenue                                                       Number
 Service                                               (If awaiting TIN write
                                                           "Applied For")
                       --------------------------------------------------------
                        Part 2--Certification--Under penalties of perjury, I
                        certify that:
                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting
                            for a number to be issued to me), and
 Payer's Request for    (2) I am not subject to backup withholding because
 Taxpayer                   (a) I am exempt from backup withholding, or (b) I
 Identification             have not been notified by the Internal Revenue
 Number (TIN)               Service (the "IRS") that I am subject to backup
                            withholding as a result of a failure to report
                            all interest or dividends, or (c) the IRS has
                            notified me that I am no longer subject to backup
                            withholding.
                       --------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS--You must
                        cross out item (2) above if you have
                        been notified by the IRS that you are
                        currently subject to backup withhold-
                        ing because of under-reporting inter-
                        est or dividends on your tax returns.
                        However, if after being notified by
                        the IRS that you are subject to
                        backup withholding, you receive an-         Part 3
                        other notification from the IRS that      Awaiting
                        you are no longer subject to backup       TIN [_]
                        withholding, do not cross out such
                        item (2). (Also see instructions in
                        the enclosed Guidelines).

                        Signature ______________  Date _______

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                 THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable cash payments made to me thereafter may be withheld, but that such amounts may be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

 Signature ______________________________________ Date ______________________

   Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be directed to the Information Agent at its address and telephone numbers set forth below:

                    The Information Agent for the Offer is:

                       [LOGO OF MACKENZIE PARTNERS INC.]

                                156 Fifth Avenue
                            New York, New York 10010
                          call collect (212) 929-5500
                                       or
                            toll-free (800) 322-2885

                       Email: proxy@mackenziepartners.com

                      The Dealer Manager for the Offer is:

                        SG Cowen Securities Corporation
                            Four Embarcadero Center
                                   Suite 1200
                        San Francisco, California 94111
                    Call Toll Free: (800) 858-9316 Ext. 7111